UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 3, 2005

EVERGREEN SOLAR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-31687	04-3242254

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

138 BARTLETT STREET
MARLBORO, MA 01752
(Address of principal executive offices, including zip code)

(508) 357-2221
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On February 3, 2005, Evergreen Solar, Inc. (the “Registrant”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with SG Cowen & Co., LLC and First Albany Capital Inc. with respect to the Registrant’s public offering (the “Offering”) of 12,500,000 shares of its common stock, par value $0.01 per share, at a public offering price of $5.00 per share. The Registrant offered all of the 12,500,000 shares pursuant to its Registration Statement on Form S-3 (File No. 333-119864) (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “Commission”) on November 4, 2004. The Registration Statement includes a related prospectus as supplemented by a Prospectus Supplement dated February 3, 2005, which the Registrant filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. Under the terms of the Underwriting Agreement, the underwriters have a 30-day option to purchase up to 1,875,000 additional shares of common stock from the Registrant to cover over-allotments, if any.

     Attached hereto as Exhibit 1.1 and incorporated herein by this reference, is a copy of the Underwriting Agreement, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. Also, attached as Exhibit 5.1, and incorporated herein by this reference, is the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the legality of the shares of common stock to be offered by the Registrant in the Offering.

Item 7.01 Regulation FD Disclosure.

     On February 3, 2005, the Registrant announced the pricing of its public offering of 12,500,000 shares of its common stock, par value $0.01 per share, at a public offering price of $5.00 per share, pursuant to its universal shelf registration statement. A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead “furnished” in accordance with that instruction.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of February 3, 2005, by and among the Registrant, SG Cowen & Co., LLC and First Albany Capital Inc.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).
99.1	Evergreen Solar, Inc. press release dated February 3, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.
By:	/s/ Richard G. Chleboski
Richard G. Chleboski
Chief Financial Officer, Vice President, Treasurer and Secretary

Date: February 7, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of February 3, 2005, by and among the Registrant, SG Cowen & Co., LLC and First Albany Capital Inc.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).
99.1	Evergreen Solar, Inc. press release dated February 3, 2005.